UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-151827	51-0605731
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Convention Way, Redwood City CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 482.5232

440 N. Wolfe Rd Sunnyvale CA 94085
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2010, LendingClub Corporation appointed Mr. Simon Williams to serve as a member of the company’s Board of Directors. In connection with his appointment, Mr. Williams will be granted an option for 299,955 shares of the Company’s common stock to vest over four years pursuant to the company’s 2007 incentive stock option plan. Mr. Williams will also become the chairman of the company’s audit committee, which also includes Ms. Rebecca Lynn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
November 5, 2010	By:	/s/ Carrie Dolan
Carrie Dolan
Chief Financial Officer (duly authorized officer)